UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016 (June 21, 2016)

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2016, Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and a wholly owned indirect subsidiary of Grupo Ferrer Internacional, S.A., a Spanish sociedad anonima (“Parent”), amended that certain amended and restated promissory note issued to Parent on September 28, 2015, as amended and restated on May 9, 2016 (the “Note”), to, increase the maximum principal amount of the Note to $7.3 million. As of June 24, 2016, the outstanding principal amount of the Note was $7.3 million.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously reported on the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on May 10, 2016, the Company previously entered into that certain Forbearance and Waiver Agreement, dated as of May 9, 2016 (the “Second Forbearance Agreement”), with Atlas U.S. Royalty, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Atlas”), Ferrer Pharma Inc., a Delaware corporation (the “Purchaser”) which was subsequently merged with and into the Company with the Company as the surviving entity, the holders of those certain warrants originally issued by the Company on March 18, 2014 and the holders of those certain notes in the aggregate principal amount of $45,000,000 previously issued by Atlas on March 18, 2014 (the “Notes”). Pursuant to the terms of the Second Forbearance Agreement, the holders of the Notes agreed to the cancellation of the Notes and the discharge of the Indenture in connection with the consummation of the Purchaser’s cash tender offer to acquire all of the shares of the Company’s common stock (excluding any shares of the Company’s common stock owned, directly or indirectly, by Parent) (the “Offer”). As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2016, the Offer was consummated on June 21, 2016 and on such date, pursuant to the terms of the Second Forbearance Agreement, the Indenture and Notes were each cancelled in their entirety. A discussion of the material terms of the Indenture is included under Item 1.01 of the Company’s Current Report on Form 8-K as filed with the SEC on March 19, 2014 which discussion is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Promissory Note issued by the Registrant to Grupo Ferrer Internacional, S.A. dated June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: June 24, 2016

	By:	/s/ Thomas B. King
Thomas B. King President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amended and Restated Promissory Note issued by the Registrant to Grupo Ferrer Internacional, S.A. dated June 21, 2016.